EXHIBIT 10.1

                           REVOLVING PROMISSORY NOTE
                                  (this "Note")

U.S. $10,000,000.00                                      April 30, 2003 ("Date")


FOR VALUE RECEIVED, HANDY HARDWARE WHOLESALE, INC. ("Borrower"), a Texas corporation, promises to pay to the order of JPMORGAN CHASE BANK, formerly known as The Chase Manhattan Bank, ("Bank") on or before April 30, 2005 (the "Termination Date"), at its banking house at 712 Main Street, Houston, Harris County, Texas, or at such other location as Bank may designate, in lawful money of the United States of America, the lesser of (1) the principal sum of TEN MILLION AND NO/100THS UNITED STATES DOLLARS (U.S. $10,000,000.00) (the "Maximum Loan Total"); or (ii) the aggregate unpaid principal amount of all loans made by Bank (each such loan being a "Loan"), which may be outstanding on the Termination Date. Each Loan shall be due and payable on the maturity date agreed to by Bank and Borrower with respect to such Loan (the "Maturity Date"). In no event shall any Maturity Date fall on a date after the Termination Date. Subject to the terms and conditions of this Note and the Loan Documents, Borrower may borrow, repay and reborrow all or any part of the credit provided for herein at any time before the Termination Date, there being no limitation on the number of Loans made so long as the total unpaid principal amount at any time outstanding does not exceed the Maximum Loan Total.
"Adjusted LIBOR Rate" means a per annum interest rate determined by Bank by dividing: (i) the LIBOR Rate by (ii) Statutory Reserves provided that Statutory Reserves is greater than zero, otherwise Adjusted LIBOR Rate means a per annum interest rate equal to the LIBOR Rate. "LIBOR Rate" means with respect to any LIBOR Loan for any Interest Period the interest rate determined by Bank by reference to Page 3756 of the Dow Jones Market Service (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by Bank from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) to be the rate at approximately 11:00 a.m. London time, two Business Days prior to the commencement of such Interest Period for the offering by Bank's London office, of dollar deposits in an amount comparable to such LIBOR Loan with a maturity comparable to such Interest Period.
"Board" means the Board of Governors of the Federal Reserve System of the United States.
"Borrowing Date" means any Business Day on which Bank shall make a Loan hereunder. "Business Day" means a day (i) on which Bank and commercial banks in Houston are generally open for business; and (ii) with respect to LIBOR Loans, on which dealings in United States Dollar deposits are carried out in the interbank markets.
"Highest Lawful Rate" means the maximum nonusurious rate of interest from time to time permitted by applicable law. If Texas law determines the Highest Lawful Rate, Bank has elected the weekly ceiling as defined in Chapter 303 of the Texas Finance Code, as amended. Bank may from time to time, as to current and future balances, elect and implement any other ceiling under the statute an/or revise the index, formula or provisions of law used to compute the rate on this open-end account by notice to the Borrower, if and to the extent permitted by, and in the manner provided in such statute.
"Interest Period" means the period commencing on the Borrowing Date and ending on the Maturity Date, consistent with the following provisions. The duration of each Interest Period shall be: (a) in the case of a Prime Rate Loan, a period of up to the Termination Date unless any portion thereof is converted to a LIBOR Loan hereunder; and (b) in the case of a LIBOR Loan, a period of up to one, two, three or six months; in each case as selected by Borrower and agreed to by Bank. Borrower's choice of Interest Period is subject to the following limitations:
(i) No Interest Period shall end on a date after the Termination Date; and (ii) If the last day of an Interest Period would be a day other than a Business Day, the Interest Period shall end on the next succeeding Business Day (unless the Interest Period relates to a LIBOR Loan and the next succeeding Business Day is in a different calendar month than the day on which the Interest Period would otherwise end, in which case the Interest Period shall end on the next preceding Business Day).
"LIBOR Loan" means a Loan which bears interest at a rate determined by reference to the LIBOR Loan.
"Loan Documents" means this Note and any document or instrument evidencing or given in connection with this Note including, but not limited to that certain Amendment and Restatement of Credit Agreement dated April 30, 1996 executed by and between Borrower and Bank, as amended from time to time (the "Credit Agreement").
"Obligations" means all principal, interest and other amounts which are or become owing under this Note or any other Loan Documents.
"Prime Rate" means the rate determined from time to time by Bank at its prime rate. The Prime Rate shall change automatically from time to time without notice to Borrower or any other person. THE PRIME RATE IS A REFERENCE RATE AND MAY NOT BE BANK'S LOWEST RATE.

"Prime Rate Loan" means a Loan which bears interest at a rate determined by reference to the Prime Rate.
"Statutory Reserves" means the difference (expressed as a decimal) of the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency, or supplemental reserves) expressed as a decimal established by the Board an any other banking authority to which Bank is subject to, with respect to the LIBOR Rate, for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include, without limitation, those imposed under such Regulation D. LIBOR Loans shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any bank under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.
Loans may be either Prime Rate Loans or LIBOR Loans, Borrower shall pay interest on the unpaid principal amount of each Prime Rate Loan at a rate per annum equal to the lessor of: (i) the Prime Rate in effect from time to time MINUS one and one-half percent (1.50%) (the "Effective Prime Rate"); or (ii) the Highest Lawful Rate. Accrued interest on each Prime Rate Loan is due and payable on the last day of each month and at the Maturity Date. Borrower shall pay interest on the unpaid principal amount of each LIBOR Loan for the Interest Period with respect thereto at a rate per annum equal to the lesser of: (i) the LIBOR Rate PLUS one and one-quarter percent (1.25%) (the "Effective LIBOR Rate"); or (ii) the Highest Lawful Rate. Accrued interest on each LIBOR Loan is due on the last day of each Interest Period applicable thereto, and in the case of an Interest Period in excess of three months, on each day which occurs every three months after the initial date of such Interest Period, and on any prepayment (on the amount prepaid).
If at any time the effective rate of interest which would otherwise be payable on any Loan evidenced by this Note exceeds the Highest Lawful Rate, the rate of interest to accrue on the unpaid principal balance of such Loan during all such times shall be limited to the Highest Lawful Rate, but any subsequent reductions in such interest rate shall not become effective to reduce such interest rate below the Highest Lawful Rate until the total amount of interest accrued on the unpaid principal balance of such Loan equals the total amount of interest which would have accrued if the Effective Prime Rte, or Effective LIBOR Rate, whichever is applicable, had at all times been in effect.
Each LIBOR Loan shall be an amount not less than $250,000.00 and an integral multiple of $10,000.00. Each Prime Rate Loan shall be in an amount not less than $25,000.00 and an integral multiple of $5,000.00. Interest shall be computed on the basis of the actual number of days elapsed and a year comprised of 360 days, unless such calculation would result in a usurious interest rate, in which case such interest shall be calculated on the basis of a 365 or 366 day year, as the case may be.
The unpaid principal balance of this Note at any time will be the total amounts advanced by Bank, less the amounts of all payments or prepayments of principal. Absent manifest error, the records of Bank will be conclusive as to amounts owed; in the event of any discrepancy in the amount shown due in the Bank's records and the Borrower's records, however, the Bank agrees to allow the Borrower a reasonable amount of time to resolve the discrepancy.
Loans shall be made on Borrower's irrecovable notice to Bank, given no later than 12:00 P.M. (noon) (Houston time) on, in the case of LIBOR Loans, the third Business Day prior to the proposed Borrowing Date or, in the case of Prime Rate Loans, the Business Day of the proposed Borrowing Date. Each notice of a requested borrowing (a "Notice of Requested Borrowing") under this paragraph may be oral or written, and shall specify: (i) the requested amount; (ii) proposed Borrowing Date, (iii) whether the requested Loan is to be a Prime Rate Loan or LIBOR Loan; and (iv) Interest Period for the LIBOR Loan. If any Notice of Requested Borrowing shall be oral, Borrower shall deliver to Bank via facsimile not less than three (3) Business Days prior to the Borrowing Date in the case of a LIBOR Loan and not later than 12:00 noon on the Business Day in the case of a Prime Rate Loan, a comfirmatory written Notice of Requested Borrowing.
Borrower may on any Business Day prepay the outstanding principal amount of any Prime Rate Loan, in whole or in part. Partial prepayments shall be in multiples of $5,000.00. Borrower shall have no right to prepay any LIBOR Loan until the end of the applicable Interest Period.
Provided that no Event of Default as defined in the Credit Agreement has occurred and is continuing, Borrower may elect to continue all or any part of any LIBOR Loan beyond the expiration of the then current Interest Period relating thereto by providing Bank at least two Business Day's written or telecopy notice of such election, specifying the Loan or portion thereof to be continued and the Interest Period therefor and whether it is to be a Prime Rate Loan or LIBOR Loan provided that any continuation as a LIBOR Loan shall not be less than $250,000.00 and shall be in an integral multiple of $10,000.00. If an Event of Default shall have occurred and be continuing, the Borrower shall not have the option to election to continue any such LIBOR Loan or to convert Prime Rate Loans into LIBOR Loans. Provided that no Event of Default has occurred and is continuing, Borrower may elect to convert any Prime Rate Loan at any time or from time to time to a LIBOR Loan by providing Bank at least two Business Day's written or telecopy notice of such election, specifying each Interest Period therefor. Any conversion of Prime Rate Loans shall not result in a borrowing of LIBOR Loans in an amount less than $250,000.00 and in integral multiples of $10,000.00.

If at any time Bank determines in good faith (which determination shall be conclusive) that any change in any applicable law, rule or regulation or in the interpretation, application or administration thereof makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for Bank or its foreign branch or branches to maintain any LIBOR Loan by means of dollar deposits obtained in the London interbank market (any of the above being described as a "LIBOR Event"), then, at the option of Bank, the aggregate principal amount of all LIBOR Loans outstanding shall be prepaid; however the prepayment may be made at the sole option of the Bank with a Prime Rate Loan. Upon the occurrence of any LIBOR Event, and at any time thereafter so long as such LIBOR Event shall continue, the Bank may exercise its aforesaid option by giving written notice thereof to Borrower.
Borrower will indemnify Bank against, and reimburse Bank on demand for, any reasonable loss, cost or expense incurred or sustained by Bank (including without limitation any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by Bank to fund or maintain LIBOR Loans) as a result of: (a) any payment or prepayment (whether permitted by Bank or required hereunder or otherwise) of all or a portion of any LIBOR Loan on a day other than the Maturity Date of such Loan; (b) any payment or prepayment, whether required hereunder or otherwise, of any LIBOR Loan made after the delivery of a Notice of Requested Borrowing but before the applicable Borrowing Date if such payment or prepayment prevents the proposed Loan from becoming fully effective; or (c) the failure of any LIBOR Loan to be made by Bank due to any action or inaction of Borrower. Such funding losses, costs and expenses shall be deemed to include an amount determined by Bank to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such LIBOR Loan had such event not occurred for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such LIBOR Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which Bank would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of Bank setting forth any amount or amounts that Bank is entitled to receive pursuant to this provision shall be delivered to the Borrower and shall be conclusive absent manifest error.
All past-due principal and interest on this Note, will bear interest at a prime rate per annum equal to the Prime Rte plus two percent (2%); not to exceed, however, the Highest Lawful Rate.
In addition to all principal and accrued interest on this Note, following an Event of Default, Borrower agrees to pay; (a) all reasonable costs and expenses incurred by Bank and all owners and holders of this Note in collecting this Note through probate, reorganization, bankruptcy or any other proceeding; and (b) reasonable attorneys' fees if and when this Note is placed in the hands of an attorney for collection.
Borrower and Bank intend to conform strictly to applicable usury laws. Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under this Note will never exceed the Highest Lawful Rate. If Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the contract or change to conform the applicable law, and if excess interest has been received, Bank will, at its discretion, either refund the excess to Borrower or credit the excess on the unpaid principal amount of this Note. All amounts constituting interest will be spread throughout the full term of this
Note in determining whether interest exceeds lawful amounts.
If any Event of Default (as defined in the Credit Agreement) occurs, then Bank may do any or all of the following: (i) cease making Loans hereunder; (ii) declare the Obligations to be immediately due and payable, without notice of acceleration or of intention to accelerate, presentment and demand or protest or notice of any kind, all of which are hereby expressly waived; (iii) set off, in any order, against the Obligations any debt owing by Bank to Borrower, including, but not limited to, any deposit account, which right is hereby granted by Borrower to Bank; and (iv) exercise any and all other rights under the Loan Documents, at law, in equity or otherwise.
No waiver of any default is a waiver of any other default. Bank's delay in exercising any right or power under any Loan Document is not a waiver of such right or power.
Except as provided in the Credit Agreement, Borrow waives notice, demand, presentment for payment, notice of nonpayment, notice of intent to accelerate, notice of acceleration, protest, notice of protest, and the filing of suit and diligence in collecting this Note and all other demands and notices, and consents and agrees that its liabilities and obligations will not be released or discharged by any or all of the following, whether with or without notice to it and whether before or after the stated maturity hereof: (i) extensions of the time of payment; (ii) renewals; and (iii) acceptances of partial payments. Borrower agrees that acceptance of any partial payment will not constitute a waiver and that waiver of any default will not constitute waiver of any prior or subsequent default.

         Where appropriate the neuter gender includes the feminine and the masculine and the singular number includes the plural number.
This Note is given in renewal and modification of that certain revolving promissory note dated April 30, 2002, executed by Borrower and payable to the order of the Bank in the principal amount of $10,000,000.00 on or before April 30, 2004.
This Note is governed by Texas law. If any provision of this Note is illegal or unenforceable, that illegality or unenforceability will not affect the remaining provisions of this Note. BORROWER AND BANK AGREE THAT HARRIS COUNTY, TEXAS IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY BORROWER OR BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST BORROWER MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM.
For purposes of this Note, any assignee or subsequent holder of this Note will be considered the "Bank," and each successor to Borrower will be considered the "Borrower."
NO COURSE OF DEALING  BETWEEN  BORROWER AND BANK, NO COURSE OF  PERFORMANCE,  NO
TRADE PRACTICES, AND NO EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT OR MODIFY ANY TERM OF THIS NOTE OR ANY OTHER LOAN DOCUMENT.
THIS NOTE AND THE OTHER WRITTEN LOAN  DOCUMENTS  REPRESENT  THE FINAL  AGREEMENT
BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, Borrower has executed this Note effect the day, month and year first aforesaid.

       BORROWER:                                  HANDY HARDWARE WHOLESALE, INC.



                                                   By:        Don Jameson
                                                      --------------------------
                                                   Name:      Don Jameson
                                                   Title:     President

(Bank's signature is provided as its acknowledgement of the above as the final written agreement between the parties)

JPMORGAN CHASE BANK


By:      Carlos Valdez, Jr.
   ----------------------------
Name:    Carlos Valdez, Jr.
Title:   Senior Vice President

                SEVENTH AMENDMENT TO AMENDMENT AND RESTATEMENT OF
                                CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (this "Amendment") dated effective as of April 30, 2003 (the "Effective Date"), is by and between HANDY HARDWARE WHOLESALE, INC. ("Borrower"), and JPMORGAN CHASE BANK ("Bank").

PRELIMINARY STATEMENT. Bank and Borrower are parties to an Amendment and Restatement of Credit Agreement dated as of April 30, 1996, as amended by a First Amendment dated as of April 30, 1997, a Second Amendment dated as of April 30, 1998, a Third Amendment dated as of April 30, 1999, a Fourth Amendment dated as of April 30, 2000, a Fifth Amendment dated as of April 30, 2001 and a Sixth Amendment dated as of April 30, 2002 ("Credit Agreement"). All capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment shall have the same meanings in this Amendment as in the Credit Agreement. Bank and Borrower have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, among other things, renew the Commitment.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Bank and Borrower hereby agree as follows:

Section 1. Section 1.1 of the Credit Agreement is amended by substituting the following for the Section 1.1 of the Credit Agreement:

          Revolving Credit Note 1.1 Subject to the terms and conditions hereof, Bank agrees to make loans ("Loan" or "Loans") to Borrower from time to time before the Termination Date, not to exceed at any one time outstanding $10,000,000.00 (the "Commitment"). Borrower has the right to borrow, repay and reborrow. Each Loan must be at least the minimum amount required in the Note or the balance of the Commitment, whichever is less, and each repayment must be at least the amount required in the Note or the principal balance of the Note, whichever is less. The Loans may only be used for capital expenditures and working capital. Chapter 346 of the Texas Finance Code will not apply to this Agreement, the Note or any Loan. The Loans will be evidenced by, will bear interest and will be payable as provided in the promissory note of Borrower dated April 30, 2003 (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "Note"), which is given in renewal and modification of that certain promissory note dated April 30, 2002 in the original principal amount of $10,000,000.00 (including all prior notes of which said note represents a renewal, extension, modification, increase, substitution, rearrangement or replacement thereof, the "Renewed Note"). "Termination Date" means the earlier of:
          (a) April 30,  2005;  or (b) the date  specified  by Bank  pursuant to
          Section 6.1 of this Agreement."

Section 2. Exhibit B of the Credit Agreement is hereby amended by replacing prior Exhibit B with the attached Exhibit B incorporated into this Amendment and the Credit Agreement for all purposes.

Section 3. Borrower hereby represents and warrants to Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the Effective Date as though made on and as of such date; and (b) to the best of the undersigned's knowledge after reasonable investigation performed in good faith, no default or Event of Default has occurred under the Agreement and is continuing as of the Effective Date.

Section 4. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below. The term "Agreement", as used in the Credit Agreement, shall also refer to the Credit Agreement as amended by this Amendment.

Section 5. Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

Section 6. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

Section 7. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

Section 8. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN BANK AND THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF BANK AND THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

                    BORROWER:      HANDY HARDWARE WHOLESALE, INC.


                                   By:  /s/ Don Jameson
                                        ----------------------------------------
                                   Name:    Donald Jameson
                                   Title:   President
                                   Address: 8300 Tewantin, Houston,  Texas 77061


                    BANK:          JPMORGAN CHASE BANK


                                   By:  /s/ Carlos Valdez, Jr.
                                        ----------------------------------------
                                   Name:    Carlos Valdez, Jr.
                                   Title:   Senior Vice President
                                   Address: 707 Travis, Houston, Texas 77002

       EXHIBIT B to Amendment and Restatement of Credit Agreement between
                 HANDY HARDWARE WHOLESALE, INC. ("Borrower") and
                          JPMorgan Chase Bank ("Bank")
 dated the April 30, 1996 (as amended, restated and supplemented from time to time, the ("Agreement")


                 REPORTING REQUIREMENTS, FINANCIAL COVENANTS AND
               COMPLIANCE CERTIFICATE FOR CURRENT REPORTING PERIOD
                     ENDING _________________, ("END DATE")

A. REPORTING PERIOD. THIS EXHIBIT WILL BE IN PROPER FORM AND SUBMITTED WITHIN 30 DAYS OF THE END OF EACH CALENDAR QUARTER. BORROWER'S FISCAL YEAR ENDS ON
____________________.

====================================================================================================================================
         B. Financial Reporting. Borrower will provide the following financial information within the times Compliance indicated: Certificate
========================================= ==========================================================================================
                  WHO                                    WHEN DUE                                WHAT                  Compliance
                  ---                                    --------                                ----
                                                                                                                        (Circle)
                                                                                                                         Yes No
----------------------------------------- ---------------------------------------- -------------------------------------------------
         BORROWER                         (i)  Within  90 days of  fiscal  Financial Statements (balance                 Yes No
                                               year end                    sheet, income statement, cash
                                                                           flow statement) Audited (with
                                                                           unqualified opinion) by
                                                                           independent certified public
                                                                           accountants reasonably
                                                                           satisfactory to Bank,
                                                                           accompanied by Compliance
                                                                           Certificate
                                          ---------------------------------------- -------------------------------------------------
                                          (I i) Within 30 days of each     Unaudited Financial                           Yes No
                                                calendar end, excluding    Statements accompanied by
                                                final period of fiscal     Compliance Certificate and
                                                                           accounts receivable aging
====================================================================================================================================
C. FINANCIAL COVENANTS. Borrower will                            COMPLIANCE CERTIFICATE
comply with the following financial covenants, defined           ----------------------
in accordance with GAAP and the definitions in Section
8, and incorporating the calculation adjustments
indicated on the Compliance Certificate:
====================================================================================================================================
                         REQUIRED                                               ACTUAL REPORTED                       Compliance
                         --------                                               ---------------
Except  as  specified  otherwise,  each  covenant  will be   For Current Reporting Period/as of the End Date            (Circle)
maintained  at all times and reported  for each  Reporting                                                               Yes No
Period  or  as of  each  Reporting  Period  End  Date,  as
appropriate:
------------------------------------------------------------------------------------------------------------------------------------
I. Maintain a Tangible Net Worth as adjusted in an          Stockholders' Equity           $                             Yes No
   amount no less than $1,500,000.00 less than the                                          ------------
   Borrower's actual Tangible Net Worth at each             Minus:  Goodwill               $
   December 31.  (The bank has discretion subject to        Other Intangible Assets        $
   adjust the Minimum Tangible Net Worth at any time on     Loans/Advances to
   an annual basis for each calendar year by notice to      Equity holders                 $
   Borrower.)  For fiscal year 2003, the required Minimum   Loans to Affiliates            $
   Tangible Net Worth as adjusted is at least               Capitalized Interest           $
   $22,150,000.00                                           = Tangible Net Worth
                                                              as adjusted                  $
====================================================================================================================================


THE ABOVE SUMMARY REPRESENTS SOME OF THE COVENANTS AND AGREEMENTS CONTAINED IN THE AGREEMENT AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE TERMS AND CONDITIONS OF THE AGREEMENT. IN CASE OF CONFLICT BETWEEN THIS EXHIBIT B AND THE AGREEMENT, THE AGREEMENT SHALL CONTROL.

The undersigned hereby certifies that the above information and computations are materially true and correct and not misleading as of the date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):

|_| To the best of the undersigned's knowledge after reasonable investigation performed in good faith, no default or Event of Default has occurred under the Agreement during the current Reporting Period, or been discovered from a prior period, and not reported.

|_| A default or Event of Default (as described below) has occurred during the current Reporting Period or has been discovered from a prior period and is being reported for the first time and:

         |_|      was cured on ____________________________.

         |_|     was waived by Bank in writing on __________________.

         |_|     is continuing.

         Description of Event of Default: ______________________________________

Executed this                           day of
              -------------------------        ---------------------------------

BORROWER:  HANDY HARDWARE WHOLESALE, INC.



SIGNATURE: ____________________________

NAME:    Tina Kirbie
TITLE:   Senior Vice President - Finance
ADDRESS: 8300 Tewantin Drive, Houston, Texas 77061